UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2021

SANTO MINING CORP. dba SANTO BLOCKCHAIN LABS CORP. (Exact name of registrant as specified in its charter)

FLORIDA	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 MICHIGAN AVE. STE 700-252, MIAMI BEACH, FL 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-877-SANTO68

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON	SANP	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2021 Santo Mining Corp. dba Santo Blockchain Labs Corp., a Florida corporation (the “Company”), issued a press release (the “Press Release”) announcing its unaudited financial results for its second quarter ended June 30, 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 133 or the Exchange Act except as expressly set forth by specific reference in such a filing.

ITEM 7.01  REGULATION FD DISCLOSURE.

On May 3, 2021 Santo Mining Corp. dba Santo Blockchain Labs Corp., a Florida corporation (the “Company”), posted the second quarter ended June 30, 2019 unaudited financial presentation (the “Presentation”) to its website at www.sanp.us. The Presentation is attached hereto as Exhibit 99.2.

The information in the Press Release and the Presentation is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, the information in the Press Release and the Presentation will not be incorporated by reference into any registration statement filed by Santo Mining Corp under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 3, 2021
99.2	Q2 2019 Financial Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021	SANTO MINING CORP.

By: /s/ Franjose Yglesias
Franjose Yglesias, CEO